OPPENHEIMER RISING DIVIDENDS Fund

Supplement dated October 3, 2011 to the

Prospectus dated March 30, 2011

This supplement amends the Prospectus of Oppenheimer Rising Dividends Fund (the “Fund”) and is in addition to the supplement dated June 23, 2011.

Effective October 1, 2011, the first paragraph of the section titled “Advisory Fees,” on page 20, is replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.65% of the first $800 million of average annual net assets of the Fund, 0.60% of the next $700 million, 0.58% of the next $1 billion, 0.56% of the next $2.5 billion, and 0.54% of average annual net assets in excess of $5 billion. The Fund’s advisory fee for the period ended October 31, 2010 was 0.62% of average annual net assets for each class of shares.

October 3, 2011

PS0225.034